EXHIBIT INDEX



Exhibit No.                                                        Page No.




 (10)-1        Aeroquip-Vickers, Inc. Directors' Retirement       Incorporated
               Plan, as amended, filed as Exhibit (4)-c to        herein by
               Form S-8 filed on May 7, 1998                      reference


 (12)          Statement re:  Computation of Ratios                   17


 (27)          Financial Data Schedule                                18



                                     -16-